UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THESECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): April 3, 2017

EOS INC.
(exact name of the Registrant as specified in its charter)

Nevada	333-206853	30-0873246
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

Room 519, 5F., No. 372, Linsen N. Road, Zhongshan District, Taipei City 104, Taiwan (R.O.C.)
(Address of principal executive offices)

Telephone: +8862-2568-3278
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02

Resignation of our president, secretary and treasurer

Effective April 3, 2017, Yu Cheng Yang resigned as president, secretary and treasurer of EOS Inc., a Nevada corporation (the “Company”), pursuant to a written resignation letter, a copy of which is attached hereto as Exhibit 99.1. Mr. Yang had no disagreements with the Company on any matter related to the Company’s operations, policies or practices. Additionally, Mr. Yang will continue to be a member of the Company’s board of directors.

Appointment of Officers and Directors

He Siang Yang as president, secretary, treasurer and a director

Effective April 3, 2017, the Company’s board of directors appointed He Siang Yang as its president, secretary, treasurer and a member of its board of directors.

Mr. Yang is 64 years old. Mr. Yang obtained a Bachelor of the Arts degree in mathematics from the National Taiwan Ocean University in Taiwan. From 2009 through 2015, Mr. Yang served as the president of U-Power in Taipei, Taiwan. Mr. Yang performed those duties normally associated with that of a president, including, but not limited to company development, management and business oversight. From 2015 to the present, Mr. Yang has been the president of EOS Trading Company Limited, a Hong Kong company.

During the last 10 years, Mr. Yang has never been involved in any legal or regulatory proceedings nor has Mr. Yang been a director of a public company. Mr. Yang is the father of Yu Cheng Yang, the Company’s former president, secretary and treasurer and who, currently, is a member of the Company’s board of directors.

As Mr. Yang has an extensive background in company development and management, playing an integral role in the company’s growth, the Company’s board of directors has determined it is in its best interest to appoint Mr. Yang as president, secretary, treasurer and a member of its board of directors. As of the date of this filing, the Company has not entered into any material arrangements or agreements with Mr. Yang relating to compensation or otherwise.

Lai Chen Kwok

On April 3, 2017, the Company appointed Lai Chen Kwok as a member of its board of directors.

Ms. Kwok is 71 years old. In 1970, Ms. Kwok obtained a Bachelor of the Arts degree in English from the Overseas Chinese University, a private university in Taiwan. From 2008 through 2015, Ms. Kwok served as a financial planner at Prudential Hong Kong Limited, a Hong Kong company primarily dealing in the insurance business.

During the last 10 years, Ms. Kwok has never been involved in any legal or regulatory proceedings, nor has Ms. Kwok been a director of a public company. The Company has determined it is in the best interest of the Company and its shareholders that Ms. Kwok be appointed as a member of its board of directors. As of the date of this filing, the Company has not entered into any material arrangements or agreements with Ms. Kwok relating to compensation or otherwise.

ITEM 9.01. EXHIBITS

Exhibit Number	Exhibit Description

99.1	Letter of Resignation by Yu Cheng Yang, dated April 3, 2017.

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SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EOS INC.

Date: April 7, 2017	By:	/s/ He-Siang Yang
He-Siang Yang
President, Secretary, Treasurer and a member of the board of directors

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Letter of Resignation by Yu Cheng Yang, dated April 3, 2017.

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